UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 30, 1997
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                       Creative Medical Development, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     33-75276                   68-0281098
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  (State or jurisdiction           (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)


                   975 SE Sandy Blvd., Portland, Oregon 97214
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (503) 230-8034
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

The negotiations for an equity investment and the Company's acquisition of certain assets in exchange for common stock of the Company pursuant to a letter of intent dated July 30, 1997 terminated approximately October 1, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 1997                    Creative Medical Development, Inc.


                                           By:  /s/  MICHAEL L. DEBONNY
                                               ---------------------------------
                                               Michael L. DeBonny, CEO